Exhibit 10.11

CONFIDENTIAL TREATMENT REQUESTED – REDACTED COPY

Confidential Treatment has been requested for portions of this Exhibit. Confidential portions of this Exhibit are designated by [*****]. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED

Memorandum of Understanding

- LEAP-1A -

This Memorandum of Agreement (“MOU”) is made by and between CFM International Inc. (“CFM”) and AZUL Linhas Aéreas Brasileiras S.A. (“Airline”) on the 11 of June, 2014 (each a “Party” and collectively referred to herein as “Parties”) with reference to the following background.

WHEREAS, Airline agrees to purchase and take delivery of [*****] new LEAP-1A powered A320/321NEO aircraft, [*****] together defined as the “Aircraft”) in accordance with the delivery schedule to be agreed by the Parties and as initially indicated as set forth in Attachment I, item 4 hereto (the “Aircraft Delivery Schedule”). The Parties further agree that the conditions herein described will apply to incremental deliveries to Airline’s fleet until the earlier of (i) [*****], or (ii) [*****] whichever occurs first. In any event, the parties may at any time engage in good faith negotiations in order to improve the economic conditions of future incremental aircraft and block of engines to be added to this Services Agreement (“Incremental Aircraft”); and in case such negotiations succeed, the new improved condition will apply to the Incremental Deal from such moment on.

WHEREAS Airline agrees to purchase and take delivery of [*****] LEAP-1A26 and [*****] LEAP-1A32 spare engines from CFM (the “Spare Engine(s)”) according to the delivery schedule set forth in Attachment A hereto (the “Spare Engine Delivery Schedule”) and thereafter agrees to maintain an installable Spare Engine to installed Engine ratio of not less than [*****] in support of its fleet size during the term of the Agreement.

WHEREAS, the Parties have also been negotiating with respect to the purchase by Airline of fleet management, maintenance, repair and overhaul services on a rate per flight hour basis (“Services”) for the Engines and components from CFM; and

WHEREAS, Airline has agreed to select the Engines to power the Aircraft and to select CFM to provide the Services for the Engines; and

WHEREAS, the Parties have reached an agreement regarding the main commercial terms and conditions for the purchase of Spare Engine(s) and Services, as set forth in Attachment I and Attachment II hereto; and

WHEREAS, Parties have agreed to certain terms and conditions regarding leased engines and lease flexibility conditions, and will continue to negotiate in good faith with lessors; and

CFM, CFM56, LEAP and the CFM logo are trademarks of CFM International, a 50/50 joint company between Snecma (Safran group) and GE. The information in this document is CFM Proprietary Information and is disclosed in confidence. It is the property of CFM International and its parent companies, and shall not be used, disclosed to others or reproduced without the express written consent of CFM. If consent is given for reproduction in whole or in part, this notice shall appear in any such reproduction in whole or in part. The information contained in this document may also be controlled by the U.S. and French export control laws. Unauthorized export or re-export is prohibited.

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CONFIDENTIAL TREATMENT REQUESTED

WHEREAS, the Parties want to enter into this exclusive and binding MOU, by which the Parties agree to diligently pursue the completion of the final documentation of the transaction within 120 (one hundred and twenty) days.

NOW, THEREFORE, in consideration of the above premises the Parties agree as follows:

1.	The Parties agree that within a period of one hundred and twenty (120) days from the date of signature of this MOU (the “Completion Period”) they shall complete and execute all necessary definitive documentation.

2.	Airline acknowledges that this is a binding and exclusive MOU and as such, agrees that, until the completion and execution of all necessary definitive documentation, it shall negotiate exclusively with CFM for the purchase of the Engines to power the Aircraft and for the purchase of the Services for the Engines, and provided that CFM continues to negotiate in good faith and continues to use its best efforts to agree the final terms of the transaction, shall not solicit any other proposals from any third parties.

3.	Upon the signature of this MOU, Airline shall immediately notify [*****] and relevant lessors that CFM LEAP has been selected to power their A320NEO fleet.

4.	Each party agrees that at all times it will hold in confidence and not disclose to any third party (except its authorized representatives or as otherwise approved in writing by the other party) any information disclosed to it by the other party (“Confidential Information”). Neither party will use the Confidential Information for any purpose other than performing its obligations under this Agreement. Airline agrees that CFM may issue a press release, upon Airline’s consent, announcing Airline’s agreement to power the Aircraft with the Engines and to purchase the Services from CFM. The parties acknowledge that despite notifying Airframe and relevant lessors, Airline and CFM agree that such information shall be kept as Confidential Information until Airline solely determines.

5.	Conditions Precedent:

(a)	Execution of the Purchase Agreement between Airframer and Airline, which, amongst other things, shall include a provision where Airframer provides Airline with its [*****] and

(b)	[*****]

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CONFIDENTIAL TREATMENT REQUESTED

6.	This MOU, irrespective of the place where it is executed or to be performed, shall be governed, construed and performance thereof shall be determined in accordance with the federal and state laws of the State of New York, USA, without effect given to the conflict of law provision therein. The venue of any action on this MOU shall be in the Federal courts of the Southern District of New York, NY and any action to determine the rights or obligations of the Parties hereto shall be brought in the Courts sitting in the City of New York.

7.	EACH PARTY HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY DISPUTE DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OTHER TRANSACTION AGREEMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

8.	The negotiation and signature of a definitive agreement will generate a comprehensive document based on the general commercial terms of this MOU and such other terms and conditions as customary in this type of agreements and which are required for the execution of the Services. The definitive agreement shall otherwise be in form and substance acceptable to both Parties, acting reasonably and in good faith

AZUL LINHAS AÉREAS BRASILEIRAS S.A.		CFM INTERNATIONAL, INC.

By:	/s/ Alexandre Wagner Malfitani	By:	/s/ Kevin Fewell

Title:	Attorney In Fact	Title:	Chief Financial Officer

Date:	June 27, 2014	Date:	July 14, 2014

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CONFIDENTIAL TREATMENT REQUESTED

Attachment I - Engines

1. Aircraft Allowance: Provided that Airline maintains an installable Spare Engine to installed Engine ratio of not less than [*****] for the firm Aircraft, the following allowances (the “Allowances”) shall apply in relation to each such Aircraft purchased direct from Airframer and delivered to Airline (stated in January 2014 US Dollars, and therefore subject to escalation [*****] described below):

a.	Aircraft Allowance:

-A320Neo powered by LEAP-1A26: [*****]

-A321Neo powered by LEAP-1A32: [*****]

b.	Initial Provisioning Allowance:

-A320Neo powered by LEAP-1A26: [*****]

-A321Neo powered by LEAP-1A32: [*****]

c.	Spare Engine Allowance:

-A320Neo powered by LEAP-1A26: [*****]

-A321Neo powered by LEAP-1A32: [*****]

2. Spare Engine Net Base Price: Stated in January 2014 US Dollars [*****] and applicable to deliveries of the firm Aircraft through [*****] :

- LEAP-1A26: [*****]

- LEAP-1A32: [*****]

3. Escalation: Price adjustment as per Attachment D of the draft of the Letter Agreement No.1 to GTA No. CFM-1-4207092154, submitted by email to Airline on May 12, 2014, with the following [*****] provisions:

i)	[*****] Installed Engines and Allowances

Subject to and contingent upon Airline purchasing and taking delivery of [*****], each in accordance with the terms set forth herein, CFM agrees to provide Airline, [*****] . The below escalation calculations will also apply to all Aircraft Allowance payments.

If the price adjustment due to escalation as calculated under Attachment D is less than or equal to [*****] annual escalation, the Engine price will be adjusted by the changes in the escalation calculated in Attachment D. If the price adjustment due to escalation as calculated under

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Attachment D is greater than [*****] annual escalation then the price adjustment due to escalation will be an amount equal to [*****] per annum on a cumulative basis from January 2014 through the date of Engine delivery to Airframer.

However, in the event the price adjustment due to escalation as calculated under Attachment D is greater than [*****] in any twelve (12) month period, then the price adjustment due to escalation will be an amount equal to the value calculated above, [*****] of each such difference between actual escalation and [*****] will be added to the above through the date of Engine delivery to the Airframer.

Notwithstanding previous agreements with Airframer, the price of Engines delivered directly to Airframer from CFM for installation on any firm Aircraft with delivery dates that occur on or before [*****] shall be subject to escalation [*****], in accordance with Attachment D and subject to the [*****]. In the event the price calculated per Attachment D is greater than the price calculated according to the [*****]

For Engines delivered directly to Airframer from CFM for installation on the firm Aircraft with delivery dates that occur [*****]

ii)	[*****] Spare engines

Subject to and contingent upon Airline purchasing and taking delivery of all [*****] Spare Engines, each in accordance with the terms set forth herein, CFM agrees to provide Airline, as a special allowance, the following price [*****] The below escalation calculations will also apply to all Spare engine Allowance payments.

If the price adjustment due to escalation as calculated under Attachment D is less than or equal to [*****] cumulative annual escalation, the Engine price will be adjusted by the changes in the escalation calculated in Attachment D. If the price adjustment due to escalation as calculated under Attachment D is greater [*****] cumulative annual escalation then the price adjustment due to escalation will be an amount equal to [*****] per annum on a cumulative basis [*****] to Airline.

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However, in the event the price adjustment due to escalation as calculated under Attachment D is greater than [*****] in any twelve month period, then the price adjustment due to escalation will be an amount equal to the value calculated above, plus [*****] will be added to the above through the date of Engine delivery to the Airline.

The price of Spare Engines delivered directly to Airline from CFM with delivery dates that occur on or before [*****] and subject to the [*****] For delivery of Spare Engines that occur [*****], the total cumulative escalation in Attachment D from January 2014 to the date of delivery shall apply to such Engines with no [*****], unless the parties agree otherwise.

INTENTIONALLY LEFT BLANK

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4.	Delivery Schedule: as per the table below and to be further adjusted by the Purchase Agreement between Airframer and Airline.

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

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Attachment II - Services

1.	Engines Covered: LEAP-1A engines for [*****] Owned Aircraft and [*****] Leased Aircraft, plus a [*****] new firm Spare Engines per the Aircraft Delivery Schedule and the Spare Engine Delivery Schedule.

2.	Term: Each Engine will be covered for the period beginning on the delivery date of such Engine to Airline and will continue for a period [*****].

3.	Pricing: Rate per EFH stated in January 2014 US Dollars and subject to escalation. Such pricing does not include coverage for remaining life at the end of the term. At the time of the delivery of each Engine, customer will notify CFM which rate structure shall apply for each Engine serial number. Only one billing structure shall apply for each engine during the term.

The Rate per EFH pricing is valid for [*****]

3.1	Owned Fleet – Restored with Popular adder including LLP structure

Services Rate	Rate per EFH
[*****]	[*****]

For the Owned fleet, Azul shall make Popular Rate payment on a monthly basis and Restored Rate payments at the time of each shop visit. Both payments shall be made directly to GE Celma Ltda.

3.2	Leased Fleet – Restored billed monthly with Popular adder structure

Services Rate	Rate per EFH
[*****]	[*****]

For the Leased fleet, Azul shall make Popular Rate payments directly to GE Celma Ltda on a monthly basis. Restored Rate payments shall be made to the applicable Lessor on a monthly basis. Such Restored Rate payments will be paid to GE Celma Ltda. at the time of each shop visit. LLP Supplemental Rent pricing for the lease fleet shall be defined per Azul’s agreement with the Lessor. Replacement of LLPs will be with new parts purchased exclusively from CFM, to be invoiced to Azul on a supplemental basis at the time of the shop visit.

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[*****]

4.	Flight Line LRU Price: Stated in January 2014 US Dollars and subject to escalation. The Flight Line LRU coverage is an optional service and should be selected by Airline at time of execution of Agreement. Such services will be invoiced by CFM directly to Azul. Parties will negotiate in good faith comprehensive terms and conditions for such optional services, to be described in an exhibit of the Services Agreement.

Additional Services Rate	Rate per EFH
[*****]	[*****]

Optional Coverage

Azul may select Sao Paulo (VCP) as the Delivery Point, and in this case, [*****] If VCP is chosen as Delivery Point, the following incoterms shall apply:

•	Snecma shall deliver parts [*****]

•	Azul shall deliver parts [*****]

5.	Operating Conditions: All prices presented in this MOU are based on the following Operating Conditions, changes to such operating conditions will result in changes to the pricing as defined in a severity table within the definitive documents:

Installed Engines and Spare Engines Operating Parameters for LEAP-1A32:

Annual Utilization: [*****]

Average Flight Leg: [*****]

Average Take-off Derate: [*****]

OAT: [*****]

Main hub: Viracopos – Campinas (VCP)

Installed Engines and Spare Engines Operating Parameters for LEAP-1A32:

Annual Utilization: [*****]

Average Flight Leg: [*****]

Average Take-off Derate: [*****]

OAT: [*****]

Main hub: Viracopos – Campinas (VCP)

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6.	Escalation: Price adjustment according to the escalation formulas provided in Exhibit E of the draft of the Services Agreement No. 1-4207092374, submitted by email to Airline on May 12, 2014, with the following [*****] :

[*****]

9.	Designated Repair Station: GE Celma Ltda shall be the primary DRS for Azul fleet. [*****]

8.	[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

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[*****]

[*****]

10.	Other Terms and Conditions: All other terms and conditions not specifically addressed within this MOU shall be in accordance with the CFM draft RPFH Agreement dated 05/12/2014 or as otherwise agreed by the parties in the definitive documentation and agreements.

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